POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Sycuan Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the President and a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Jeffrey R. Provence and Donald S. Mendelsohn his attorneys-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this    6th    day of October, 2003.

/s/ Henry R. Murphy

Henry R. Murphy

President and Trustee

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN DIEGO

)

Before me, a Notary Public, in and for said county and state, personally appeared Henry R. Murphy, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this     6th     day of October, 2003.

OFFICIAL SEAL

HARRY AVGERENOS

/s/ Harry Avgerenos

NOTARY PUBLIC-CALIFORNIA

Notary Public

COMM. NO. 1369550

SAN DIEGO COUNTY

MY COMM. EXP. AUG. 12, 2006

My commission expires:  Aug. 12, 2006

 POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Sycuan Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Secretary and Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Jeffrey R. Provence and Donald S. Mendelsohn, his attorneys-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this    9th    day of September, 2003.

/s/ John Tang

John N. Tang

Secretary and Trustee

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN DIEGO

)

Before me, a Notary Public, in and for said county and state, personally appeared John N. Tang, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this     9     day of September, 2003.

GLORIA I. LEFLER

/s/ Gloria I. Lefler

Commission # 1347589

Notary Public

Notary Public - California

Gloria I. Lefler

San Diego County

My Comm. Expires Mar 21, 2006

My commission expires:  March 21, 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Sycuan Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Treasurer and a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald S. Mendelsohn, his attorney-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this    9th    day of September, 2003.

/s/ Jeffrey R. Provence

Jeffrey R. Provence

Treasurer and Trustee

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN DIEGO

)

Before me, a Notary Public, in and for said county and state, personally appeared Jeffrey R. Provence, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this    9th    day of September, 2003.

GLORIA I. LEFLER

/s/ Gloria I. Lefler

Commission # 1347589

Notary Public

Notary Public - California

Gloria I. Lefler

San Diego County

My Comm. Expires Mar 21, 2006

My commission expires:  March 21, 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Sycuan Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Jeffrey R. Provence and Donald S. Mendelsohn, and each of them, his attorneys-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this    9th    day of September, 2003.

/s/ DeWitt F. Bowman

DeWitt F. Bowman

Trustee

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN DIEGO

)

Before me, a Notary Public, in and for said county and state, personally appeared DeWitt F. Bowman, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this     9     day of September, 2003.

GLORIA I. LEFLER

/s/ Gloria I. Lefler

Commission # 1347589

Notary Public

Notary Public - California

Gloria I. Lefler

San Diego County

My Comm. Expires Mar 21, 2006

My commission expires:  March 21, 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Sycuan Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Jeffrey R. Provence and Donald S. Mendelsohn and each of them, his attorneys-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this    09    day of September, 2003.

/s/ George Cossolias

George Cossolias

Trustee

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN DIEGO

)

Before me, a Notary Public, in and for said county and state, personally appeared George Cossolias, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this     9     day of September, 2003.

GLORIA I. LEFLER

/s/ Gloria I. Lefler

Commission # 1347589

Notary Public

Notary Public - California

Gloria I. Lefler

San Diego County

My Comm. Expires Mar 21, 2006

My commission expires:  March 21, 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Sycuan Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Jeffrey R. Provence and Donald S. Mendelsohn and each of them, his attorneys-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this    9th    day of September, 2003.

/s/ Allen C. Brown

Allen C. Brown

Trustee

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN DIEGO

)

Before me, a Notary Public, in and for said county and state, personally appeared Allen C. Brown, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this     9     day of September, 2003.

GLORIA I. LEFLER

/s/ Gloria I. Lefler

Commission # 1347589

Notary Public

Notary Public - California

Gloria I. Lefler

San Diego County

My Comm. Expires Mar 21, 2006

My commission expires:  March 21, 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Sycuan Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Jeffrey R. Provence and Donald S. Mendelsohn and each of them, her attorneys-in-fact for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this   18th   day of September, 2003.

/s/ Mary L. VanNostrand

Mary L. VanNostrand

Trustee

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN DIEGO

)

Before me, a Notary Public, in and for said county and state, personally appeared Mary L. VanNostrand, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this    18th     day of September, 2003.

STEPHANIE ANN MARTIN

/s/ Stephanie Ann Martin

Commission # 1357664

Notary Public

Notary Public - California

San Diego County

My Comm. Expires May 21, 2006

My commission expires:    May 21, 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Sycuan Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

NOW, THEREFORE, the undersigned hereby constitutes and appoints, Jeffrey R. Provence and Donald S. Mendelsohn and each of them, its attorneys-in-fact for it and in its name, place and stead, and in its office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this   6th    day of  October, 2003.

ATTEST:

SYCUAN FUNDS

By: /s/ John Tang

      By: /s/ Henry R. Murphy

John N. Tang, Secretary

Henry R. Murphy, President

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN DIEGO

)

Before me, a Notary Public, in and for said county and state, personally appeared Henry R. Murphy, President and John N. Tang, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this     6th     day of  October,  2003.

OFFICIAL SEAL

HARRY AVGERENOS

/s/ Harry Avgerenos

NOTARY PUBLIC-CALIFORNIA

Notary Public

COMM. NO. 1369550

SAN DIEGO COUNTY

MY COMM. EXP. AUG. 12, 2006

My commission expires:      Aug 12, 2006

CERTIFICATE

The undersigned, Secretary of Sycuan Funds, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held September 9, 2003, and is in full force and effect:

"WHEREAS, Sycuan Funds, a business trust organized under the laws of the State of Ohio  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Jeffrey R. Provence and Donald S. Mendelsohn, and each of them, its attorneys-in-fact for it and in its name, place and stead, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."

Dated:  September    9   , 2003

/s/ John Tang

John N. Tang, Secretary

Sycuan Funds

031303